Exhibit 10.17

                    Amendment to Registration Rights Agreement
                     with Pet Edge, LLC dated May 29, 2003.

                        PETCARE TELEVISION NETWORK, INC.

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     Amendment dated as of May 28, 2003 to the Registration Rights Agreement dated March 10, 2003 (the "Original Agreement") by and between PetCARE Television Network, Inc. (the "Company") and Pet Edge LLC, (the "Holder").

     WHEREAS, the Original Agreement related to the issuance to the Holder of a Senior Convertible Promissory Note of the Company due March 10, 2006, in the principal amount of $1,000,000 (the "Note"); and

     WHEREAS, the Company has agreed to sell to the Holder and the Holder has agreed to purchase form the Company an additional note in the principal amount of $50,000 on the same terms as the Note (the "Additional Note"); and

     WHEREAS, the agreement to register the shares underlying the Additional
Note is a condition to the closing of the sale of the Additional Note;

     NOW, THEREFORE, in consideration of the agreements set forth in the Amendment (defined below) and those contained in the Original Agreement, the parties agree as follows:

     1.   Certain Definitions.

          (a) Except as otherwise provided in this agreement, all words and terms defined in the Original Agreement have the same meanings in this agreement as such defined words and terms are given in the Original Agreement.

          (b) "Agreement" means the Original Agreement dated March 10, 2003, as supplemented and amended by this agreement and as from time to time further supplemented and amended.

          (c) "Amendment" means this agreement dated as of May 28, 2003.

          (d) "Conversion Shares" mean the shares of Common Stock or other equity securities issued or issuable upon conversion of the Note and the Additional Note.

          (e) "Registrable Securities" means any (i) Conversion Shares owned by the Holder and (ii) shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clause (i) above by way of stock dividends, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such

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securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (ii) such securities shall have been sold (other than in a privately negotiated sale) pursuant to Rule 144 (or any successor provision) under the Securities Act, or (iii) the Note and Additional Note have been paid in full.

     2. Registration. Section 2(d) is amended to add the words "and Additional Note" to the end of line three of this paragraph.

     3. Effect of Original Agreement. Except as supplemented and amended by this Amendment as such conforming as necessary to reflect the modification herein, all of the provisions of the Original Agreement shall remain in full force and effect from and after the effective date of this Amendment.

     This Amendment has been fully authorized and approved by all required corporate actions of both the Company and the Holder and does not violate any corporate charter document of the respective parties.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals to this instrument, as of the date first above written.


                                            PETCARE TELEVISION NETWORK, INC.



                                            By:  /s/  Philip Cohen
                                               -------------------------------
                                                      Philip Cohen, President
                                                      and CEO




                                            HOLDER:

                                            PET EDGE, LLC


                                            By:  /s/  John Sfondrini
                                               --------------------------------
                                                      John Sfondrini, President



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